Exhibit 99.1

SUBSIDIARY GUARANTY SUPPLEMENT

October 1, 2009

JPMorgan Chase Bank, N.A., as Administrative Agent

1111 Fannin Street, Floor 10

Houston, Texas 77002-6925

Attention: Jennifer Anyigbo

Re: Credit Agreement dated as of January 18, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Fidelity National Information Services, Inc., a Georgia corporation, the Designated Borrowers from time to time party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as L/C Issuer, Swing Line Lender and Administrative Agent, and Bank of America, N.A., as Swing Line Lender.

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement and (ii) the Amended and Restated Subsidiary Guaranty dated as of September 12, 2007, made by the Subsidiary Guarantors party thereto in favor of the Guaranteed Parties described therein (such Amended and Restated Subsidiary Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Subsidiary Guaranty Supplement (this “Guaranty Supplement”), being the “Subsidiary Guaranty”). The capitalized terms defined in the Subsidiary Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1. Guaranty; Limitation of Liability. (a) Each of the undersigned hereby, jointly and severally with the other Subsidiary Guarantors, absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or by acceleration, demand or otherwise, of all of its Guaranteed Obligations. Without limiting the generality of the foregoing, each of the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Guaranteed Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

(b) Each of the undersigned, and by its acceptance of this Guaranty Supplement, the Administrative Agent, on behalf of itself and each other Guaranteed Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Subsidiary Guaranty and the Guaranteed Obligations of each of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement and the Guaranteed Obligations of each Subsidiary Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Guaranteed Parties and each of the undersigned hereby irrevocably agree that the Guaranteed Obligations of each of the undersigned Guarantors under this Guaranty Supplement and the Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not constituting a fraudulent transfer or conveyance under Bankruptcy Law or any comparable provision of applicable law.

(c) Subject to Section 4 of the Subsidiary Guaranty, each of the undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Guaranteed Party under this Guaranty Supplement, the Subsidiary Guaranty, Article 10 of the Credit Agreement or any other guaranty, it will contribute, to the maximum extent permitted by applicable law, such amounts to each other Subsidiary Guarantor so as to maximize the aggregate amount paid to the Guaranteed Parties under or in respect of the Loan Documents.

(d) Each of the undersigned hereby agrees that any Indebtedness owed by it to another Loan Party shall be subordinated to the Guaranteed Obligations of the undersigned and that any Indebtedness owed to it by another Loan Party shall be subordinated to the Guaranteed Obligations of such other Loan Party, it being understood that the undersigned or such other Loan Party, as the case may be, may make payments on such intercompany Indebtedness unless an Event of Default has occurred and is continuing.

Section 2. Guaranteed Obligations Under the Guaranty. Each of the undersigned hereby agrees, as of the date first above written, to be bound as a Subsidiary Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Subsidiary Guarantors thereunder. Each of the undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to an “Additional Subsidiary Guarantor” or a “Subsidiary Guarantor” shall also mean and be a reference to it, and each reference in any other Loan Document to a “Subsidiary Guarantor” or a “Loan Party” shall also mean and be a reference to each of the undersigned.

Section 3. Delivery by Telecopier. This Guaranty Supplement may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty

Supplement by telecopier or electronic mail shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

Section 4. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC. (a) THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY SUPPLEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

Very truly yours,

METAVANTE HOLDINGS, LLC.

By:	/s/ Jason L. Couturier
	Name:	Jason L. Couturier
	Title:	Vice President and Assistant Treasurer

METAVANTE CORPORATION

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Executive Vice President and Secretary

ADMINISOURCE COMMUNICATIONS, INC., as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Executive Vice President and Secretary

ADVANCED FINANCIAL SOLUTIONS, INC., as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President, Secretary and Treasurer

BENSOFT, INCORPORATED, as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President and Secretary

DELMARVA BANK DATA PROCESSING CENTER, LLC, as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President, Secretary and Treasurer

ENDPOINT EXCHANGE LLC, as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President and Secretary

GHR SYSTEMS, INC., as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President, Secretary and Treasurer

KIRCHMAN COMPANY LLC, as Grantor

By:	/s/ Stacey A. Lombardi
	Name:	Stacey A. Lombardi
	Title:	Vice President and Assistant Secretary

KIRCHMAN CORPORATION, as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President, Secretary and Treasurer

LINK2GOV CORP., as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President and Secretary

MBI BENEFITS, INC., as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President, Secretary and Treasurer

METAVANTE ACQUISITION COMPANY II LLC, as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President and Secretary

METAVANTE OPERATIONS RESOURCES CORPORATION, as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President, Secretary and Treasurer

METAVANTE PAYMENT SERVICES AZ CORPORATION, as Grantor

By:	/s/ Jeffrey A. Lewis
	Name:	Jeffrey A. Lewis
	Title:	President, CEO, Treasurer and Secretary

METAVANTE PAYMENT SERVICES, LLC, as Grantor

By:	/s/ Jeffrey A. Lewis
	Name:	Jeffrey A. Lewis
	Title:	Chairman, President, CEO, Treasurer and Secretary

NYCE PAYMENTS NETWORK, LLC, as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President, Secretary and Treasurer

PRIME ASSOCIATES, INC., as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President, Secretary and Treasurer

TREEV LLC, as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President and Secretary

VALUTEC CARD SOLUTIONS, LLC, as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President and Secretary

VECTORsgi, INC., as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President, Secretary and Treasurer

VICOR, INC., as Grantor

By:	/s/ Donald W. Layden, Jr.
	Name:	Donald W. Layden, Jr.
	Title:	Senior Vice President and Secretary

Accepted and agreed:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Tina L. Ruyter
	Name:	Tina L. Ruyter
	Title:	Vice President